UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2025

MeridianLink, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40680	82-4844620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Venture, Suite 235
Irvine, CA 92618
(Address of principal executive offices and Zip Code)

(714) 708-6950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MLNK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of MeridianLink, Inc. (the “Company” or “MeridianLink”) held on October 21, 2025 (the “Special Meeting”), the Company’s stockholders voted to adopt the Agreement and Plan of Merger (as it may be amended, restated and/or otherwise modified from time to time in accordance with its terms, “Merger Agreement”), dated as of August 11, 2025, by and among the Company, ML Holdco, LLC, a Delaware limited liability company (“Parent” or “ML Holdco”), and ML Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of ML Holdco (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of ML Holdco (the “Merger”) (the “Merger Proposal”).

As of the close of business on September 9, 2025, the record date for the Special Meeting, there were 73,874,652 issued and outstanding shares of MeridianLink’s common stock, par value $0.001 per share (“MeridianLink Common Stock”), entitled to vote at the Special Meeting. At the Special Meeting, the holders of a total of 66,095,101 shares of MeridianLink Common Stock, representing 89.46% of the shares of MeridianLink Common Stock entitled to vote at the Special Meeting, were present virtually or represented by proxy, constituting a quorum.

At the Special Meeting, the Company’s stockholders considered the Merger Proposal. The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes for the approval of the Merger Proposal at the time of the Special Meeting (as described in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission (the “SEC”) on September 22, 2025) was not voted on at the Special Meeting because there were sufficient votes to approve the Merger Proposal at the Special Meeting.

The results with respect to the Merger Proposal are set forth below.

The Merger Proposal

Approval of the Merger Proposal requires the affirmative vote of holders of a majority of the outstanding MeridianLink Common Stock entitled to vote thereon as of the close of business on the Record Date. The following votes were cast at the Special Meeting (virtually or by proxy), and based on the results from the Inspector of Election, the Merger Proposal was approved by the requisite vote of the Company’s stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,234,162	17,018	6,843,921	-

The approval of the Merger Proposal by the requisite vote of the Company’s stockholders satisfies one of the conditions to the closing of the Merger. The Company anticipates that the closing of the Merger will occur on or about October 24, 2025.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements about, among other things, the proposed acquisition of the Company by Parent (the “Transaction”), including statements as to the expected timing and completion of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including the satisfaction of the conditions to the completion of the Transaction; (ii) the ability of Parent and Merger Sub to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) the possibility that competing offers or acquisition proposals will be made; (iv) potential litigation relating to the Transaction that could be instituted against Parent and Merger Sub, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (viii) continued availability of capital and financing and rating agency actions; (ix) legislative, regulatory and economic developments affecting the Company’s business; (x) general economic and market developments and conditions; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xii) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiv) significant transaction costs associated with the Transaction; (xv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvii) competitive responses to the Transaction; and (xviii) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MeridianLink, Inc.

Date: October 21, 2025	By:	/s/ Elias Olmeta
Elias Olmeta
Chief Financial Officer